Supplement to the
Fidelity® International Bond Index Fund
March 1, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Van Eswara (Co-Portfolio Manager) has managed the fund since 2025.
Effective September 26, 2025, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Normally investing at least 80% of assets in securities included in the Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD).
Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD) is a multi-currency benchmark that includes fixed-rate treasury, government-related, corporate and securitized bonds from developed markets issuers while excluding USD denominated debt.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD) using a smaller number of securities.
Effective September 26, 2025, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Foreign exchange rates also can be extremely volatile.
IBI-SUSTK-1025-105 1.9900299.105	October 3, 2025